UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2025

Klotho Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

13576 Walnut Street, Suite A
Omaha, NE 68144

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	KLTO	The Nasdaq Stock Market LLC
Warrants	KLTOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 31, 2025, Klotho Neurosciences, Inc. (the “Company”) received written notification (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Hearing Panel (the “Panel”) has granted the Company an extension for the Company to regain compliance with Nasdaq Listing Rules 5450(b)(2&3)(C) and 5450(b)(2)(A) until August 13, 2025, subject to additional conditions outlined in the Notice.

The extension by the Panel is contingent on the Company achieving scheduled milestones and notifying Nasdaq of such achievement. If the Company is not successful at satisfying these milestones within the prescribed time the Panel may revoke the extension.

As previously reported, on August 16, 2024, the Company received two delinquency notification letters (the “Notices”) from the Nasdaq due to the Company’s non-compliance with Nasdaq Listing Rules 5450(b)(2)(C) and 5450(b)(2)(A). The Notices cite the Company’s (a) not being in compliance with the minimum Market Value of Publicly Held Shares (“MVPHS”) requirement as set forth in Nasdaq Listing Rule 5450(b)(2)(C) and (b) not being in compliance with the minimum Market Value of Listed Securities (“MVLS”) requirement as set forth in Nasdaq Listing Rule 5450(b)(2)(A). The Notices provided that accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company was given 180 calendar days, or until February 12, 2025, to regain compliance with the MVPHS and MVLS standards.

On February 14, 2025, the Company received written notice (the “Delisting Notice”) from the Nasdaq Listing Qualifications Department stating that the Company has not regained compliance with the Rules and the Company’s securities will be delisted from The Nasdaq Global Markets unless the Company requests an appeal of this determination by February 21, 2025 pursuant to procedures set forth in Nasdaq Listing Rule 5800 Series.

On February 21, 2025, the Company exercised its right request a hearing to appeal the Delisting Determination and paid the applicable fee (the “Hearing Request”) which stayed the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The hearing before the Panel took place on March 28, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2025	KLOTHO NEUROSCIENCES, INC.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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